TARPON INDUSTRIES, INC. AND CERTAIN OF ITS SUBSIDIARIES
                 AMENDED AND RESTATED MASTER SECURITY AGREEMENT



To:      Laurus Master Fund, Ltd.
         c/o M&C Corporate Services Limited
         P.O. Box 309 GT
         Ugland House
         South Church Street
         George Town
         Grand Cayman, Cayman Islands

Dated as of December 13, 2005, as amended and restated as of August 9, 2007

To Whom It May Concern:

     1. To secure the payment of all Obligations (as hereafter defined), TARPON INDUSTRIES, INC., a Michigan corporation (the "Company"), each of the other undersigned parties (other than Laurus Master Fund, Ltd., ("Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby acknowledges, confirms and agrees that Laurus has and shall continue to have a security interest in all of the Collateral heretofore granted by such Assignor to Laurus pursuant to the Original Security Agreement (as defined below) and hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by such Assignor, or in which such Assignor now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, Lockbox Deposit Accounts), inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes), contract rights, commercial tort claims set forth on Exhibit B to this Master Security Agreement, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among such Assignor's affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which such Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Securities Purchase Agreement referred to below and the Security Agreement referred to below, as applicable. All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

     2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of December 13, 2005 by and between the Company and Laurus (the "Securities Purchase Agreement"), (ii) the Related Agreements referred to in the Securities Purchase Agreement, (iii) that certain Security Agreement dated as of August 9, 2007 by and among the Company, certain Subsidiaries of the Company and Laurus (the "Security Agreement") and (iv) the Ancillary Agreements referred to in the Security Agreement (the Securities Purchase Agreement and each Related Agreement, the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated or supplemented from time to time, collectively, the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of each such Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, indebtedness, obligations and liabilities of each Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against such Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the "Debtor Relief Laws") in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under any Debtor Relief Law.

     3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

          (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and formed under the respective laws of its jurisdiction of formation set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of formation;

          (b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

          (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in its organizational identification number;

          (d) it is the lawful owner of its Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

          (e) it will keep its Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) Encumbrances securing indebtedness of each such Assignor not to exceed $50,000 in the aggregate for all such Assignors so long as all such Encumbrances are removed or otherwise released to Laurus' satisfaction within ten (10) days of the creation thereof;

          (f) it will, at its and the other Assignors' joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

          (g) it will not, without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of any Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

                    (i) the proceeds of each such disposition are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest, or are used to repay the Obligations or to pay general corporate expenses; or

                    (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

          (h) (i) it will insure or cause the Collateral to be insured in Laurus' name (as an additional insured and lender loss payee) against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by such Assignor and the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

          (ii) it will expressly agree that if additional loss payees and/or lender loss payees, other than Laurus, are named to the Collateral, Laurus will always be assigned to first lien position until all Laurus obligations have been met;

          (i)  it  will  at  all  reasonable   times  allow  Laurus  or  Laurus'
     representatives free access to and the right of inspection of the Collateral;

          (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision);

          (k) all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by any Assignor are set forth on Schedule B to this Master Security Agreement; each Assignor hereby agrees that it shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Laurus of any commercial tort claim acquired by it and unless otherwise consented to in writing by Laurus, it shall enter into a supplement to this Master Security Agreement granting to Laurus a security interest in such commercial tort claim, securing the Obligations;

          (l) (i) On or prior to the Closing Date (or such later date as may be agreed by Laurus in writing), each Assignor will (x) irrevocably direct all of its present and future Account Debtors (as defined below) and other persons or entities obligated to make payments in Canadian Dollars constituting Collateral to make such payments directly to the lockboxes maintained by such Assignor (the "Canadian Lockboxes") with JPMorgan Chase Bank, N.A. or such other financial institution accepted by Laurus in writing as may be selected by the Company (the "Canadian Lockbox Bank") (each such direction pursuant to this clause (x), a "Canadian Direction Notice") and (y) provide Laurus with copies of each Canadian Direction Notice, each of which shall be agreed to and acknowledged by the respective Account Debtor. The Canadian Lockbox Bank shall agree to deposit the proceeds of such payments immediately upon receipt thereof in that certain deposit account maintained at the Canadian Lockbox Bank and evidenced by the account name of Steelbank, Inc., Eugene Welding Company, Tarpon Industries, Inc. and the account number of 686538539, or such other deposit account accepted by Laurus in writing (the "Canadian Lockbox Deposit Account"). On or prior to the Closing Date, each Assignor shall and shall cause the Canadian Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Canadian Lockbox Bank agrees to, following notification by Laurus (which notification Laurus shall only give following the occurrence and during the continuance of an Event of Default), comply only with the instructions or other directions of Laurus concerning the Canadian Lockbox and the Canadian Lockbox Deposit Account.

     (ii) On or prior to the Closing Date (or such later date as may be agreed by Laurus in writing), each Assignor will (x) irrevocably direct all of its present and future Account Debtors (as defined below) and other persons or entities obligated to make payments in US Dollars constituting Collateral to make such payments directly to the lockboxes maintained by such Assignor (the "US Lockboxes" and together with the Canadian Lockboxes, the "Lockboxes") with JPMorgan Chase Bank, N.A. or such other financial institution accepted by Laurus in writing as may be selected by the Company (the "US Lockbox Bank" and together with the Canadian Lockbox Bank, the "Lockbox Bank") (each such direction pursuant to this clause (x), a "US Direction Notice" and together with the Canadian Direction Notice, the "Direction Notices") and (y) provide Laurus with copies of each US Direction Notice, each of which shall be agreed to and acknowledged by the respective Account Debtor. The US Lockbox Bank shall agree to deposit the proceeds of such payments immediately upon receipt thereof in that certain deposit account maintained at the US Lockbox Bank and evidenced by the account name of Steelbank, Inc., Eugene Welding Company, Tarpon Industries, Inc. and the account number of 686538539, or such other deposit account accepted by Laurus in writing (the "US Lockbox Deposit Account" and together with the Canadian Lockbox Deposit Account, the "Lockbox Deposit Accounts"). On or prior to the Closing Date, each Assignor shall and shall cause the US Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the US Lockbox Bank agrees to, following notification by Laurus (which notification Laurus shall only give following the occurrence and during the continuance of an Event of Default), comply only with the instructions or other directions of Laurus concerning the US Lockbox and the US Lockbox Deposit Account. All of each Assignor's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account (as hereinafter defined) of any such Assignor or any other amount in Canadian Dollars constituting Collateral shall conspicuously direct that all payments be made to the relevant Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, any Assignor receives any payments, such Assignor shall immediately remit such payments to the relevant Lockbox Deposit Account in their original form with all necessary endorsements. Until so remitted, the Assignors shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property. For the purpose of this Master Security Agreement, (x) "Accounts" shall mean all "accounts", as such term is defined in the UCC as in effect in the State of New York on the date hereof, now owned or hereafter acquired by any Assignor and (y) "Account Debtor" shall mean any person or entity who is or may be obligated with respect to, or on account of, an Account;

          (m) it shall maintain and keep all of its Books and Records concerning the Collateral at its executive offices listed in Schedule C;

          (n) it shall maintain and keep the tangible Collateral at the addresses listed in Schedule D, provided, that it may change such locations or open a new location, provided that it provides Laurus at least thirty
     (30) days prior written notice of such changes or new location and (ii) prior to such change or opening of a new location where Collateral having a value of more than $50,000 will be located, it executes and delivers to Laurus such agreements deemed reasonably necessary or prudent by Laurus, including landlord agreements, mortgagee agreements and warehouse agreements, each in form and substance satisfactory to Laurus, to adequately protect and maintain Laurus' security interest in such Collateral;

          (o) Schedule E lists all banks and other financial institutions at which it maintains deposits and/or other accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. It shall not establish any depository or other bank account with any financial institution (other than the accounts set forth on Schedule E) without Laurus' prior written consent.

     4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

          (a) any covenant or any other term or condition of this Master Security Agreement is breached in any material respect and such breach, to the extent subject to cure, shall continue without remedy for a period of fifteen (15) days after the occurrence thereof;

          (b) any representation or warranty, or statement made or furnished to Laurus under this Master Security Agreement by any Assignor or on any Assignor's behalf should prove to any time be false or misleading in any material respect on the date as of which made or deemed made;

          (c)  the  loss,  theft,  substantial  damage,  destruction,   sale  or
     encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

                    (i) such loss is covered  by  insurance  proceeds  which are used to replace the item or repay Laurus; or

                    (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 in the aggregate for all Assignors and such levy, seizure or attachment has been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

          (d) an Event of Default shall have occurred under and as defined in any Document.

     5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the UCC as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on any Assignor's premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each Assignor shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the applicable Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in any deposit account in the name of any Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect). The parties hereto each hereby agree that the exercise by any party hereto of any right granted to it or the exercise by any party hereto of any remedy available to it (including, without limitation, the issuance of a notice of redemption, a borrowing request and/or a notice of default), in each case, hereunder, under the Securities Purchase Agreement, the Security Agreement, under any other Related Agreement (as defined in the Securities Purchase Agreement) or under any other Ancillary Agreement (as defined in the Security Agreement) shall not constitute confidential information and no party shall have any duty to the other party to maintain such information as confidential.

Upon the occurrence of and during the continuance of any Event of Default, Laurus may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of Laurus or not, to be an interim receiver, receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of any Collateral of any Assignor (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her/its stead. Any such Receiver shall, so far as concerns responsibility for his/her/its acts, be deemed the agent of the relevant Assignor and not Laurus, and Laurus shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or his/her/its servants, agents or employees. Subject to the provisions of the instrument appointing him/her/it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of the relevant Assignor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Assignors, enter upon, use and occupy all premises owned or occupied by the relevant Assignor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on the relevant Assignor's business or as security for loans or advances to enable the Receiver to carry on the relevant Assignor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by Laurus, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to Laurus. Every such Receiver may, in the discretion of Laurus, be vested with all or any of the rights and powers of Laurus.

     6. Upon and during the continuance of any Event of Default, Laurus may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of Section 5.

     7. Laurus shall use reasonable care with respect to the Collateral in its possession or under its control. Laurus shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Laurus, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     8. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option, debited by Laurus from any other deposit accounts in the name of any Assignor and controlled by Laurus.

     9. Each Assignor hereby appoints Laurus, any of Laurus' officers, employees or any other Person whom Laurus may designate as such Assignor's attorney, with power to: (a)(i) execute any security related documentation on such Assignor's behalf and to supply any omitted information and correct patent errors in any documents executed by such Assignor or on such Assignor's behalf; (ii) to file financing statements against such Assignor covering the Collateral (and, in connection with the filing of any such financing statements or financing chang statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); (iii) sign such Assignor's name on any invoice or bill of lading relating to any accounts receivable, drafts against account debtors, schedules and assignments of accounts receivable, notices of assignment, financing statements and other public records, verifications of accounts receivable and notices to or from account debtors; and (iv) to do all other things Laurus deems necessary to carry out the terms of Section 1 of this Master Security Agreement and (b) upon the occurrence and during the continuance of an Event of Default; (v) endorse such Assignor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Laurus' possession; (vi) sign such Assignor's name on any invoice or bill of lading relating to any accounts receivable, drafts against account debtors, schedules and assignments of accounts receivable, notices of assignment, financing statements and other public records, verifications of accounts receivable and notices to or from account debtors; (vii) verify the validity, amount or any other matter relating to any accounts receivable by mail, telephone, telegraph or otherwise with account debtors; (viii) do all other things necessary to carry out this Agreement, any other Related Agreement and all other related documents; and (ix) notify the post office authorities to change the address for delivery of such Assignor's mail to an address designated by Laurus, and to receive, open and dispose of all mail addressed to such Assignor. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

     10. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. However, Laurus shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to initiate any proceeding for such purposes. Each Assignor agrees to join with Laurus in executing such documents or other instruments to the extent required by the UCC in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

     11. The Assignors shall jointly and severally pay all of Laurus' out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of the Documents, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with any Document. The Assignors shall also jointly and severally pay all of Laurus' reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by the Documents, (b) Laurus' obtaining performance of the Obligations under the Documents, including, but not limited to the enforcement or defense of Laurus' security interests, assignments of rights and liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or re-appraisals of any property (real or personal) pledged to Laurus by any Assignor as Collateral for, or any other Person as security for, the Obligations hereunder and (e) any consultations in connection with any of the foregoing. The Assignors shall also jointly and severally pay Laurus' customary bank charges for all bank services (including wire transfers) performed or caused to be performed by Laurus for any Assignor at any Assignor's request or in connection with any Assignor's loan account (if any) with Laurus. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by the Assignors to Laurus shall be payable on demand and shall be secured by the Collateral. If any tax by any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (each, a "Governmental Authority") is or may be imposed on or as a result of any transaction between any Assignor, on the one hand, and Laurus on the other hand, which Laurus is or may be required to withhold or pay (including, without limitation, as a result of a breach by any Assignor of Section 6.16 of the Securities Purchase Agreement), the Assignors hereby jointly and severally indemnify and hold Laurus harmless in respect of such taxes, and the Assignors will repay to Laurus the amount of any such taxes which shall be charged to the Assignors' account; and until the Assignors shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold without interest any balance standing to each Assignor's credit (if any) and Laurus shall retain its liens in any and all Collateral.

     12. THIS MASTER SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor.

     13. Each Assignor hereby consents and agrees that the state or federal courts located in the County of New York, State of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between Assignor, on the one hand, and Laurus, on the other hand, pertaining to this Master Security Agreement or to any matter arising out of or related to this Master Security Agreement, provided, that Laurus and each Assignor acknowledges that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Master Security Agreement shall be deemed or operate to preclude Laurus from bringing suit or taking other legal action in any other jurisdiction to collect the Obligations, to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Laurus. Each Assignor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Assignor hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Each Assignor hereby waives personal service of the summons, complaint and other process issues in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such assignor at the address set forth on the signature lines hereto and that service so made shall be deemed completed upon the earlier of such Assignor's actual receipt thereof or three
(3) days after deposit in the U.S. mails, proper postage prepaid.

     The parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any action, suite, or proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between Laurus, and/or any Assignor arising out of, connected with, related or incidental to the relationship established between them in connection with this Master Security

Agreement or the transactions related hereto.

     14. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Master Security Agreement as would have been taken by such Assignor had it been an original party to this Master Security Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

     15. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.

     16. Each Assignor hereby acknowledges receipt of a copy of this Master Security Agreement. Each Assignor further acknowledges and agrees that: (i) value has been given, or will be given upon the making of payment under the Security Agreement by Laurus; (ii) each Assignor has rights in its Collateral; and (iii) the Assignors (or any one of them) and Laurus have not agreed to postpone the time for attachment of the security interest granted hereunder which shall attach upon the execution of this Agreement and, in the case of Collateral acquired after the date hereof, when such Assignor has rights therein.

     17. The Company and each of the undersigned entered into a Master Security Agreement dated December 13, 2005 in favor of Pledgee (the "Original Master Security Agreement"). As of the date of this Agreement, the terms, conditions, covenants, agreements, representations and warranties contained in the Original Master Security Agreement shall be deemed amended and restated in their entirety as set forth in this Agreement and the Original Master Security Agreement shall be consolidated with an into and superseded by this Agreement; provided, however, that nothing contained in this Agreement shall impair, limit or affect the liens or security interests heretofore granted, pledged and/or assigned to Pledgee as security for the Obligations under the Original Master Security Agreement.


                                           Very truly yours,
                                           TARPON INDUSTRIES, INC.


                                           By:      /s/
                                                --------------------
                                           Name:
                                           Title:
                                           Address:

                                           EUGENE WELDING CO.


                                           By:     /s/
                                               ---------------------
                                           Name:
                                           Title:
                                           Address:


                                           STEELBANK TUBULAR INC.


                                           By:      /s/
                                              ---------------------
                                           Name:
                                           Title:
                                           Address:


                                           MTM ACQUISITION COMPANY


                                           By:      /s/
                                              ---------------------
                                           Name:
                                           Title:
                                           Address:


                                           JS&T ACQUISITION COMPANY


                                           By:      /s/
                                              ---------------------
                                           Name:
                                           Title:
                                           Address:


                                           FM, INC.


                                           By:      /s/
                                              ---------------------
                                           Name:
                                           Title:
                                           Address:

                                           ACKNOWLEDGED:

                                           LAURUS MASTER FUND, LTD.


                                           By:      /s/
                                              ---------------------
                                           Name:
                                           Title

                                   SCHEDULE A

---------------------   -------------------------- ----------------------------
     Entity                   Jurisdiction of       Organization Identification
                                Formation                   Number
---------------------   -------------------------- ----------------------------
[Assignors]
---------------------   -------------------------- ----------------------------

---------------------   -------------------------- ----------------------------

---------------------   -------------------------- ----------------------------

---------------------   -------------------------- ----------------------------

---------------------   -------------------------- ----------------------------

---------------------   -------------------------- ----------------------------

---------------------   -------------------------- ----------------------------

                                   SCHEDULE B

                             COMMERCIAL TORT CLAIMS

                                   SCHEDULE C

                           BOOKS AND RECORDS LOCATIONS

                                   SCHEDULE D

                              COLLATERAL LOCATIONS

                                   SCHEDULE E

                                  BANK ACCOUNTS